UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: August 12, 2008 (Date of earliest event reported)

Lithia Motors, Inc. (Exact Name of Registrant as specified in its charter)

Oregon	0-21789	93 - 0572810
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

360 E. Jackson Street
Medford, Oregon 97501
(Address of Principal Executive Office)

Registrant's telephone number including area code 541-776-6868

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangement of
Certain Officers.

(d) The Board of Directors appointed Charles R. Hughes as a director effective August 12, 2008. The board has determined Mr. Hughes has no prior relationships with company or any of its executive officers and the board has further determined that Mr. Hughes satisfies the independence requirement applicable to the Company. Mr. Hughes will serve on the Corporate Governance Committee, the Compensation Committee and the Audit Committee. A complete copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Not applicable.
	(d)	Exhibits.
Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIA MOTORS, INC.
(Registrant)

Date:	August 12, 2008	By:	/s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary